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                                                                    Exhibit 24.1


                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 1996 included in Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement, File No. 333-2053.

                                        ARTHUR ANDERSEN LLP


Portland, Oregon
  June 20, 1996